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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 20, 2005

                            FEDERAL TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)

          Florida                     000-23449                 59-2935028
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(State or other jurisdiction          Commission            (I.R.S. Employer
     Of incorporation)               File Number           Identification No.)

                              312 West First Street
                             Sanford, Florida 32771
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                    (address of principal executive offices)

                  Registrant's telephone number: (407) 323-1833

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ITEM 8.01.  OTHER EVENTS

On July 20, 2005, Federal Trust Corporation issued a press release, which announced a $0.3 per share cash dividend, which will be payable to shareholders of record on August 5, 2005, and will be distributed on August 19, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

The following exhibit is being furnished with this Report:

99.1 Press Release (solely furnished and not filed for purposes of Item 8.01).

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Date:   July 22, 2005

                                             Federal Trust Corporation
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                                             (Registrant)

                                             By:  /s/ Gregory E. Smith
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                                                  Gregory E. Smith
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (407) 323-1833